Exhibit 10.1

AMENDMENT NO. 2

TO THE

TRANSDIGM GROUP INCORPORATED

FOURTH AMENDED AND RESTATED 2003 STOCK OPTION PLAN

WHEREAS, TransDigm Group Incorporated (the “Company”) currently maintains and sponsors the TransDigm Group Incorporated Fourth Amended and Restated 2003 Stock Option Plan (the “Plan”); and

WHEREAS, the Board of Directors of the Company (the “Board”) wishes to amend the Plan in accordance with the provisions of Sections 2(c), 2(j) and 17.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. By replacing Section 2(c) of the Plan in its entirety as follows:

“(c)	‘Annual EBITDA Target’ means:

(i)	for fiscal year 2004 (ending September 30, 2004), $134.7 million;

(ii)	for fiscal year 2005, $163 million;

(iii)	for fiscal year 2006, $190.1 million;

(iv)	for fiscal year 2007, $250.0 million; and

(v)	for fiscal year 2008, $305.7 million;

provided, however, the Annual EBITDA Target shall be appropriately adjusted in good faith by the Board for any acquisitions, dispositions or other similar events that effect the determination of Annual EBITDA.”

2. By replacing Section 2(j) of the Plan in its entirety as follows:

“(j)	‘Cumulative EBITDA Target’ means

(i)	for fiscal year 2004, $134.7 million;

(ii)	for fiscal year 2005, $297.7 million;

(iii)	for fiscal year 2006, $487.8 million;

(iv)	for fiscal year 2007, $737.7 million; and

(v)	for fiscal year 2008, $1,043.4 million;

provided, however, the Cumulative EBITDA Target shall be appropriately adjusted in good faith by the Board for any acquisitions, dispositions or other similar events that effect the determination of Cumulative EBITDA.”

3. This Amendment No. 1 shall be effective as of July 18, 2008.

4. Except as modified by this Amendment No. 2, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

IN WITNESS WHEREOF, this Amendment No. 2 was duly adopted by the Board of Directors as of July 18, 2008.

TRANSDIGM GROUP INCORPORATED

By	/s/ Gregory Rufus
Gregory Rufus, Executive Vice President, Chief
Financial Officer and Secretary

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